UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 20, 2020

Hospitality Investors Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-55394	80-0943668
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Park Avenue Tower, 65 East 55th Street, Suite 801 New York, New York 10022
(Address, including zip code, of Principal Executive Offices) Registrant’s telephone number, including area code: (571) 529-6390

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
N/A	N/A	N/A

Item 8.01. Other Events

On February 20, 2020, Hospitality Investors Trust, Inc. (the “Company”) published a Notice of Settlement of Shareholder Derivative Litigation (the “Notice”) related to the proposed settlement and dismissal of Milliken v. American Realty Capital Hospitality Advisors, LLC et al., Case No. 1: 18-cv-01757-VEC (S.D.N.Y.), the previously disclosed stockholder derivative action filed on behalf of the Company and against the Company by Tom Milliken, a stockholder of the Company. On February 5, 2020, the United States District Court for the Southern District of New York (the “Court”) preliminarily approved the proposed settlement and dismissal of the action. The other defendants in the action are the Company’s former advisor and certain of its affiliates (together, the “Former Advisor Defendants”), and certain of the Company’s current and former directors and officers (the “Director and Officer Defendants”), including the Company’s chief executive officer, Jonathan P. Mehlman. If finally approved by the Court and subject to the other conditions to the effectiveness of the proposed settlement set forth in the Stipulation and Agreement of Settlement, Compromise, and Release entered into by the Company and the other relevant parties with respect to the proposed settlement (the “Stipulation”), the proposed settlement will fully and completely release the claims of the Company’s stockholders asserted in the stockholder derivation action in exchange for an aggregate cash payment to the Company of $15,181,108.47, which will primarily be paid by the Company’s director and officer insurers, and the tendering by certain defendants of an aggregate of 83,504 shares of the Company’s common stock to the Company. The cash payment to the Company will be reduced by any Court-approved attorneys’ fees and expenses to plaintiff’s counsel and contribution award to the plaintiff in recognition of the substantial benefit the plaintiff conferred on the Company in achieving the settlement.

In accordance with the terms of the Stipulation, the Company has filed the Notice as an exhibit to this Current Report on Form 8-K, has published the Stipulation and the Notice on the “Investor Relations” page of the Company’s website, www.HITREIT.com, and will also publish a summary of the Notice via Business Wire.

On June 9, 2020, the Court will hold a settlement hearing to determine whether the proposed settlement and plaintiff’s counsel’s application for an award of attorneys’ fees, reimbursement of expenses, and payment of a case contribution award in the aggregate of $2,250,000 should be granted final approval as fair, reasonable and adequate. As stated in the Notice, any current stockholder of the Company may make an objection to the proposed settlement and/or proposed fee award and appear at the settlement hearing, at the stockholder’s own expense, individually or through counsel of the stockholder’s own choice. To do so, such stockholder must follow the procedures set forth in the Notice. Any stockholder who fails to object in the manner prescribed in the Notice will be deemed to have waived the right to object to any aspect of the proposed settlement or the proposed fee award or otherwise request to be heard (including the right to appeal) and will be forever barred from raising any objection or request to be heard with respect to these matters.

If the Court finally approves the proposed settlement and subject to the other conditions to the effectiveness of the proposed settlement set forth in the Stipulation, stockholders will forever be barred from contesting the approval of the proposed settlement and from pursuing the released claims. Although the Company believes that the Stipulation represents a fair and reasonable compromise of the matters in dispute in the litigation, there can be no assurance the settlement will become effective on the proposed terms, or at all.

The descriptions of the Stipulation and the Notice in this Current Report on Form 8-K are summaries and are qualified in their entirety by the complete terms of the Stipulation and the Notice attached as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K and incorporated by reference herein.

Forward-Looking Statements

The statements in this Current Report on Form 8-K that are not historical facts may be forward-looking statements. These forward-looking statements involve substantial risks and uncertainties. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements the Company makes. Forward-looking statements may include, but are not limited to, statements regarding stockholder liquidity and investment value and returns. The words “anticipates,” “believes,” “expects,” “estimates,” “projects,” “plans,” “intends,” “may,” “will,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Factors that might cause such differences include, but are not limited to factors included in the Company’s reports filed with the Securities and Exchange Commission (the “SEC”), particularly in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s latest Annual Report on Form 10-K for the year ended December 31, 2018, filed with the SEC on April 16, 2019, and the Company’s latest Quarterly Report on Form 10-Q for the quarter ended September 30, 2019, filed with the SEC on November 7, 2019, as such Risk Factors may be updated from time to time in subsequent reports. The Company does not assume any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits

(d)   Exhibits

Exhibit No.	Description
99.1	Stipulation and Agreement of Settlement, Compromise, and Release
99.2	Notice of Settlement of Shareholder Derivative Litigation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOSPITALITY INVESTORS TRUST, INC.

Date: February 20, 2020	By:	/s/ Bruce A. Riggins
Bruce A. Riggins Chief Financial Officer and Treasurer

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